UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

Weatherford International public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland		CH 6340
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41.22.816.1500

N/A

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of November 9, 2016, Weatherford International plc (the “Company”) has accepted the resignation of Bernard Duroc-Danner as Chief Executive Officer (“CEO”), President and Chairman of the Board of Directors (the “Board”) of the Company and appointed Mr. Krishna Shivram as interim CEO. Mr. Shivram will also continue as Chief Financial Officer until a new Chief Financial Officer is appointed in the coming days. Mr. Rayne, current Vice Chairman of the Board, will serve as Chairman of the Board.

Mr. Shivram was previously appointed Executive Vice President and Chief Financial Officer of the Company in November 2013. He has over 25 years of financial and operational management experience in the oilfield service industry and previously worked for Schlumberger Ltd. in a variety of roles across the globe. Immediately prior to joining Weatherford, Mr. Shivram served as Vice President and Treasurer of Schlumberger Ltd. since January 2011. Mr. Shivram is a Chartered Accountant and has experience in financial accounting, income taxes and treasury operations, along with a strong background in corporate finance and mergers and acquisitions.

The selection of Mr. Shivram was not pursuant to any arrangement or understanding between him and any other person. There is no family relationship between Mr. Shivram and any director or executive officer of the Company. The compensation arrangements for Mr. Shivram as disclosed in the Company’s annual proxy statement filed with the Securities and Exchange Commission on April 26, 2016 (the “Proxy Statement”), remain in effect as of this time, although changes may occur in the future.

In connection with his resignation, Dr. Duroc-Danner will receive the compensation under Section 5(b) of his existing employment agreement, the material terms of which are described in the Proxy Statement.

Item 7.01 Regulation FD Disclosure.

On November 9, 2016, the Company issued a press release describing the matters in the first paragraph of Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed below is furnished pursuant to Item 9.01 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Exhibit Number	Exhibit Description

99.1	News release dated November 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc

Date: November 9, 2016

/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President and General Counsel

INDEX TO EXHIBIT

Exhibit Number	Exhibit Description

99.1	News release dated November 9, 2016